Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Tom Rice	Cynthia Hiponia
1 (703) 856-2218	+1 (408) 831-4100
gigamonpr@merrittgrp.com	IR@gigamon.com

Gigamon Reports First Quarter 2016 Financial Results
Record revenue delivers 43% year-over-year growth
Results driven by strong demand for both Security and Mobility solutions

Santa Clara, Calif., April 28, 2016 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the first quarter ended April 2, 2016.
First Quarter 2016 Financial Highlights:

•	Revenue of $67.2 million, up 43% year-over-year.

•	GAAP gross margin was 81%, compared to 76% in the first quarter of fiscal 2015.

•	Non-GAAP gross margin was 82%, compared to 77% in the first quarter of fiscal 2015.

•	GAAP net income was $3.0 million, or $0.08 per diluted share, compared to GAAP net loss of $0.7 million, or $0.02 per basic and diluted share, in the first quarter of fiscal 2015.

•	Non-GAAP net income was $8.2 million, or $0.22 per diluted share, compared to non-GAAP net income of $4.6 million, or $0.13 per diluted share, in the first quarter of fiscal 2015.

•	Cash and investments were $208 million, up $42 million from the first quarter of fiscal 2015.
“Security continues to be a significant growth driver for us representing over 60% of our transactions this quarter,” said Paul Hooper, Chief Executive Officer of Gigamon. “Our Security Delivery Platform is proving to be the most efficient and effective way for organizations to scale their security deployments. The strength in this vertical in combination with accelerating growth in our Mobility market addressing the needs of Service Providers around the globe, delivered an all-time high revenue result.”
Recent Business Highlights:

•	Introduced a metadata engine for GigaSECURE® Security Delivery Platform.

•	Announced new 100 Gb product offerings and software updates to our portfolio.

•	Launched Professional Service Partner Program allowing certified channel partners to design, implement, and service Gigamon solutions.

•	Included in CRN's inaugural 2016 Security 100 List of leading vendors.

•	Achieved National Information Assurance Partnership (NIAP) Common Criteria certification for GigaVUE®.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on, April 28, 2016. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888)-461-2024, using conference code 6511476. International parties can access the call by dialing +1 (719)-325-2452, using conference code 6511476.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, May 5, 2016. To access the replay, parties in the United States and Canada should call +1 (888)-203-1112 and enter conference code 6511476. International parties should call +1 (719)-457-0820 and enter conference code 6511476
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace and the goals for our Unified Visibility Fabric™ and our Security Delivery Platform. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 26, 2015. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility Fabric and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	April 2, 2016	March 28, 2015
Revenue:
Product	$44,662	$32,152
Service	22,549	14,701
Total revenue	67,211	46,853
Cost of revenue:
Product	10,707	9,445
Service	2,082	1,777
Total cost of revenue	12,789	11,222
Gross profit	54,422	35,631
Operating expenses:
Research and development	15,358	11,496
Sales and marketing	27,657	18,832
General and administrative	7,995	6,019
Total operating expenses	51,010	36,347
Income (loss) from operations	3,412	(716)
Other income (expense):
Interest income	207	119
Other expense, net	(69)	(10)
Income (loss) before income tax provision	3,550	(607)
Income tax provision	(579)	(88)
Net income (loss)	$2,971	$(695)
Net income (loss) per share:
Basic	$0.09	$(0.02)
Diluted	$0.08	$(0.02)
Weighted average shares used in computing net income (loss) per share:
Basic	34,633	32,994
Diluted	36,546	32,994

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	April 2, 2016	December 26, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$115,877	$120,212
Short-term investments	92,240	90,001
Accounts receivable, net	45,659	47,947
Inventories, net	5,769	3,813
Prepaid expenses and other current assets	6,967	7,621
Total current assets	266,512	269,594
Property and equipment, net	9,975	9,416
Deferred tax assets, non-current	141	135
Other assets, non-current	766	766
TOTAL ASSETS	$277,394	$279,911
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,546	$3,724
Accrued liabilities	23,287	37,334
Deferred revenue	56,952	62,248
Total current liabilities	83,785	103,306
Deferred revenue, non-current	21,897	19,883
Deferred and other tax liabilities, non-current	168	279
Other liabilities, non-current	1,026	1,087
TOTAL LIABILITIES	106,876	124,555
STOCKHOLDERS' EQUITY
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid-in-capital	223,509	211,402
Accumulated other comprehensive income (loss)	37	(47)
Accumulated deficit	(40,562)	(43,533)
TOTAL STOCKHOLDERS' EQUITY	170,518	155,356
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$277,394	$279,911

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended
	April 2, 2016	March 28, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,971	$(695)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	1,271	1,515
Stock-based compensation expense	8,176	7,343
Deferred and other income taxes	(117)	13
Excess tax benefit from employee stock-based compensation	(559)	—
Inventory write-down	175	493
Provision for doubtful accounts	25	—
Changes in operating assets and liabilities:
Accounts receivable	2,263	3,282
Inventories	(2,073)	1,155
Prepaid expenses and other current assets	654	(1,463)
Accounts payable	(254)	(1,147)
Accrued liabilities and other liabilities	(13,076)	(5,247)
Deferred revenue	(3,282)	10,523
Net cash (used in) provided by operating activities	(3,826)	15,772
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(29,107)	—
Proceeds from maturities of short-term investments	26,786	21,653
Purchase of property and equipment	(2,107)	(1,037)
Net cash (used in) provided by investing activities	(4,428)	20,616
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	3,368	2,607
Proceeds from exercise of stock option	1,377	1,245
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,385)	(1,262)
Excess tax benefits from employee stock-based compensation	559	—
Net cash provided by financing activities	3,919	2,590
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(4,335)	38,978
CASH AND CASH EQUIVALENTS — Beginning of period	120,212	38,941
CASH AND CASH EQUIVALENTS — End of period	$115,877	$77,919
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid during the period	$283	$129

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended
	April 2, 2016	March 28, 2015
Total Revenue	$67,211	$46,853
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	$54,422	$35,631
Stock-based compensation expense	470	549
Stock-based compensation related payroll taxes	16	23
Non-GAAP gross profit	$54,908	$36,203
GAAP gross margin	81%	76%
Non-GAAP gross margin	82%	77%
Reconciliation of GAAP Operating Income (loss) and GAAP Operating Margin to Non-GAAP Operating Income and Non-GAAP Operating Margin:
GAAP operating income (loss)	$3,412	$(716)
Stock-based compensation expense	8,176	7,343
Stock-based compensation related payroll taxes	282	312
Non-GAAP operating income	$11,870	$6,939
Reconciliation of GAAP Net Income (loss) Attributable To Common Stockholders to Non-GAAP Net Income:
GAAP net income (loss) attributable to common stock holders	$2,971	$(695)
Stock-based compensation expense	8,176	7,343
Stock-based compensation related payroll taxes	282	312
Income tax effect of Non-GAAP adjustments	(3,253)	(2,396)
Non-GAAP net income	$8,176	$4,564

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	April 2, 2016	March 28, 2015
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income (loss) per share	$0.08	$(0.02)
Stock-based compensation expense	0.22	0.22
Stock-based compensation related payroll taxes	0.01	0.01
Income tax effect of non-GAAP adjustments	(0.09)	(0.07)
Impact of difference in number of GAAP and non-GAAP diluted shares	—	(0.01)
Non-GAAP diluted net income per share	$0.22	$0.13
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	36,546	32,994
Dilutive impact due to stock-based compensation	578	1,670
Non-GAAP diluted weighted-average number of shares	37,124	34,664

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three months Ended April 2, 2016 and March 28, 2015
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended
	April 2, 2016			March 28, 2015
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$44,662	$—	$44,662	$32,152	$—	$32,152
Service	22,549	—	22,549	14,701	—	14,701
Total revenue	67,211	—	67,211	46,853	—	46,853
Cost of revenue:
Product (1)	10,707	(315)	10,392	9,445	(380)	9,065
Service (1)	2,082	(171)	1,911	1,777	(192)	1,585
Total Cost of Revenue	12,789	(486)	12,303	11,222	(572)	10,650
Gross profit	54,422	486	54,908	35,631	572	36,203
Product Gross Margin	76%		77%	71%		72%
Service Gross Margin	91%		92%	88%		89%
Total Gross Margin	81%		82%	76%		77%
Operating expenses:
Research and development (1)	15,358	(3,082)	12,276	11,496	(2,247)	9,249
Sales and marketing (1)	27,657	(2,367)	25,290	18,832	(2,540)	16,292
General and administrative (1)	7,995	(2,523)	5,472	6,019	(2,296)	3,723
Total operating expenses	51,010	(7,972)	43,038	36,347	(7,083)	29,264
Income (loss) from operations	3,412	8,458	11,870	(716)	7,655	6,939
Other income (expense):
Interest income	207	—	207	119	—	119
Other expense, net	(69)	—	(69)	(10)	—	(10)
Income (loss) before income taxes	3,550	8,458	12,008	(607)	7,655	7,048
Income tax (2)	(579)	(3,253)	(3,832)	(88)	(2,396)	(2,484)
Net income (loss)	$2,971	$5,205	$8,176	$(695)	$5,259	$4,564
Net income (loss) per share attributable to common stockholders:
Basic	$0.09	$0.15	$0.24	$(0.02)	$0.16	$0.14
Diluted	$0.08	$0.14	$0.22	$(0.02)	$0.15	$0.13
Weighted-average number of shares used in per share amounts:
Basic	34,633	—	34,633	32,994	—	32,994
Diluted	36,546	578	37,124	32,994	1,670	34,664
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in the three months April 2, 2016 and March 28, 2015.

2.	Includes income tax effect of non-GAAP adjustments in the three months April 2, 2016 and March 28, 2015.